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EXHIBIT 32.1

                  CERTIFICATION PURSUANT TO SECTION 906 OF THE
               SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

In connection with the Annual Report of Greenfield Online, Inc. (the "Company") on Form 10-K for the year ended December 31, 2004 to be filed with Securities and Exchange Commission on or about the date hereof (the "Report"), I, Dean A. Wiltse, President and Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods covered by the Report.

Date: March 30, 2005                      By: /s/ Dean A. Wilste
                                              -------------------
                                          Dean A. Wiltse
                                          President and
                                          Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Greenfield Online, Inc. and will be retained by Greenfield Online, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.